UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017

MIRAGEN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd. Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-5952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2017, Miragen Therapeutics, Inc. (the “Company”) entered into an at the market issuance Common Stock Sales Agreement (the “Agreement”) with Cowen and Company, LLC (“Cowen”) under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $50,000,000 through Cowen, as its sales agent.

The issuance and sale, if any, of Common Stock by the Company under the Agreement is subject to the effectiveness of the Company’s registration statement on Form S-3 to be filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2017. The registration statement on Form S-3 will include a prospectus offering up to $50,000,000 of shares of Common Stock in accordance with the Agreement. The Company makes no assurances as to if or whether the registration statement will become effective or, if it does become effective, as to the continued effectiveness of the registration statement. The Company will be required to file a prospectus supplement in the event the Company wants to offer more than $50,000,000 in shares of its Common Stock pursuant to the Agreement. Upon effectiveness of this registration statement, the Company intends to deregister any unissued shares included on its registration statement on Form S-3 (File No. 333-205620) that was declared effective by the SEC on July 28, 2015.

Cowen may sell the Common Stock by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), including without limitation sales made by means of ordinary brokers’ transactions on The NASDAQ Capital Market or otherwise at market prices prevailing at the time of sale, in block transactions, or as otherwise directed by the Company. Cowen will use commercially reasonable efforts to sell the Common Stock from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay Cowen a commission equal to 3.0% of the gross sales proceeds of any Common Stock sold through Cowen under the Agreement, and also has provided Cowen with customary indemnification rights.

The Company is not obligated to make any sales of Common Stock under the Agreement. The offering of shares of Common Stock pursuant to the Agreement will terminate upon the earlier of (i) the sale of all Common Stock subject to the Agreement, or (ii) termination of the Agreement in accordance with its terms.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 2.02	Results of Operations and Financial Condition.

On March 31, 2017, the Company issued a press release announcing recent clinical and financial highlights along with anticipated milestones for 2017. The press release is attached hereto as Exhibit 99.1, which is furnished under Item 2.02 of this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.

As described in Item 2.02 above, on March 31, 2017, the Company issued a press release announcing recent clinical and financial highlights along with anticipated milestones for 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On March 31, 2017, the Company issued a press release announcing that its MRG-106 product candidate has received approval for orphan-drug designation for the treatment of mycosis fungoides. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference,

As described in Items 2.02 and 7.01 above, on March 31, 2017, the Company issued a press release with respect to the Company’s anticipated milestones for certain of its product candidates in 2017. These milestones include:

MRG-106

•	Present interim data for Phase 1 clinical trial at the 2017 meeting of the American Society of Clinical Oncology (Second Quarter 2017)

•	Expand Phase 1 clinical trial to include a second indication (Second Half 2017)

•	Present interim data for Phase 1 clinical trial at ASH (Fourth Quarter 2017)

MRG-201

•	Dose last patient in Phase 1 clinical trial (First Half 2017)

•	Present results of Phase 1 clinical trial at a scientific conference (Second Half 2017)

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements regarding the Company’s strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “predict,” “potential,” “opportunity,” “goals,” “milestones” or “should,” and similar expressions are intended to identify forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation: that the Company has incurred losses since its inception, has a limited operating history on which to assess its business, and anticipates that it will continue to incur significant losses for the foreseeable future; the Company has never generated any revenue from product sales and may never be profitable; raising additional capital may cause dilution to the Company’s stockholders, restrict its operations or require it to relinquish rights; the Company may be unsuccessful in maintaining orphan-drug designation for its product candidates because even after an orphan drug is approved, the FDA can subsequently approve a different drug for the same indication if the FDA concludes that the later drug is clinically superior in that it is shown to be safer, more effective or makes a major contribution to patient care; clinical trials are costly, time consuming and inherently risky, and the Company may fail to demonstrate safety and efficacy to the satisfaction of applicable regulatory authorities; the approach it is taking to discover and develop novel therapeutics using microRNA is unproven and may never lead to marketable products; the Company’s microRNA therapeutic product candidates are based on a relatively novel technology, which makes it difficult to predict the time and cost of development and of subsequently obtaining regulatory approval, if at all; to date, no microRNA therapeutics have been approved for marketing in the United States; the Company may not be able to develop or identify technology that can effectively deliver MRG-106, MRG-201 or any other of the Company’s microRNA-targeted product candidates to the intended diseased cells or tissues, and any failure in such delivery technology could adversely affect and delay the development of MRG-106, MRG-201 and the Company’s other product candidates; and the Company’s product candidates may cause undesirable side effects or have other properties that could delay or prevent the regulatory approval, limit the commercial viability of an approved label, or result in significant negative consequences following marketing approval, if any.

The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K and any subsequent periodic reports filed with the SEC. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for its management to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements it may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miragen Therapeutics, Inc.

Dated: March 31, 2017	By:	/s/ William S. Marshall
William S. Marshall, Ph.D.
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Common Stock Sales Agreement, dated March 31, 2017, by and between Miragen Therapeutics, Inc. and Cowen and Company, LLC.

99.1	Press release, dated March 31, 2017.

99.2	Press release, dated March 31, 2017.

6